UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2011

Procera Networks, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-33691	33-0974674
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4121 Clipper Court, Fremont, California (Address of Principal Executive Offices)	94538 (Zip Code)

Registrant’s telephone number, including area code: (510) 230-2777 100-C Cooper Court, Los Gatos, CA, 95032 (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 10, 2011, Procera Networks, Inc., a Nevada corporation (“Procera”), issued a press release announcing financial results for the quarter and year ended March 31, 2011. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information under Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Procera’s filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Number	Description
99.1	Press Release titled, “Procera Networks Announces First Quarter 2011 Results,” dated May 10 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2011	Procera Networks, Inc.
(Registrant)

	By:	/s/ Charles Constanti
Charles Constanti
Chief Financial Officer and Principal Accounting Officer

INDEX TO EXHIBITS

Number	Description
99.1	Press Release titled, “Procera Networks Announces First Quarter 2011 Results,” dated May 10, 2011.